                                                                    EHXIBIT 99.1






                             LETTER OF TRANSMITTAL
                                  IRIDIUM LLC
                          IRIDIUM CAPITAL CORPORATION
                              IRIDIUM ROAMING LLC
                                 IRIDIUM IP LLC
                               OFFER TO EXCHANGE
      $1,000 IN PRINCIPAL AMOUNT OF 13% SENIOR NOTES DUE 2005, SERIES A/EN
                                    FOR EACH
       $1,000 IN PRINCIPAL AMOUNT OF 13% SENIOR NOTES DUE 2005, SERIES A
                                      AND
      $1,000 IN PRINCIPAL AMOUNT OF 14% SENIOR NOTES DUE 2005, SERIES B/EN
                                    FOR EACH
       $1,000 IN PRINCIPAL AMOUNT OF 14% SENIOR NOTES DUE 2005, SERIES B
                           PURSUANT TO THE PROSPECTUS
                           DATED ______________, 1997

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________, 1997, UNLESS THE OFFER IS EXTENDED.

                  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                  NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                      STATE STREET BANK AND TRUST COMPANY

BY HAND OR OVERNIGHT DELIVERY:                          BY REGISTERED OR CERTIFIED MAIL:

   State Street Bank and Trust Company                 State Street Bank and Trust Company
       Corporate Trust Department                           Corporate Trust Department
  Two International Plaza, Fourth Floor                         Post Office Box 778
    Boston, Massachusetts 02102-0078                      Boston, Massachusetts 02102-0078

                            NEW YORK DROP LOCATION:

                   State Street Bank and Trust Company, N.A.
                                  61 Broadway
                    Concourse Level, Corporate Trust Window
                            New York, New York 10006

                             FOR INFORMATION CALL:

                                 (800) 531-0368

                            FACSIMILE TRANSMISSIONS:

                                 (617) 664-5371
                          (Eligible Institutions Only)

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

HOW TO GET A TIN

If you don't have a taxpayer identification number (a "TIN"), apply for one immediately. To apply, get Form SS-5, Application for a Social Security Number Card (for individuals), from you local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from you local IRS office.

If you do not have a TIN, write "Applied For" in the space for the TIN in Part 1, sign and date the form, and give it to the requester. Generally, you will then have 60 days to get a TIN and give it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

NOTE: Writing "Applied For' on the form means that you have already applied for a TIN or that you intend to apply for one soon.

As soon as you receive your TIN, complete a Form W-9, include your TIN, sign and date the form, and give it to the requester.

SPECIFIC INSTRUCTIONS

NAME. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter you first name, the last name shown on your social security card, and your new last name.

SOLE PROPRIETOR. You must enter your individual name (enter either your social security number ("SSN") or your employer identification number ("EIN") in Part
1). You may also enter your business name or "doing business as" name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your EIN on Form SS-4.

PART I -- TIN

You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter either your SSN or your EIN. Also see the chart on the attached page for further clarification of TIN and name combinations. If you do not have a TIN, follow the instructions under "How to Get a TIN" above.

PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in Part II, and sign and date the form.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

Payees exempt from backup withholding on payments made in connection with the Exchange Offer include:

(i)      a corporation;

(ii) an organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement account, or a custodial account under Section 403(b)(7) of the Code;

(iii)    the United States or any of its agencies or instrumentalities;

(iv) a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

(v) a foreign government or any of its political subdivisions, agencies or instrumentalities;

(vi) an international organization or any of its agencies or instrumentalities;

(vii)    a foreign central bank of issue;

(viii) a dealer in securities or commodities required to register in the United States or a possession of the United States;

(ix) a futures commission merchant registered with the Commodity Futures Trading Commission;

(x)      a real estate investment trust;

(xi) an entity registered at all times during the tax year under the Investment Company Act of 1940;

(xii) a common trust fund operated by a bank under Section 584(a) of the Code;

(xiii)   a financial institution; or

(xiv) a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

PRIVACY ACT NOTICE -- Section 6109 requires you to give your TIN to persons who must report certain payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the requester.

--------------------------------------------------------   -------------------------------------------------------------------------
                              GIVE THE                                                         GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:     SOCIAL SECURITY                  FOR THIS TYPE OF ACCOUNT:       IDENTIFICATION
                              NUMBER OF --                                                     NUMBER OF --
--------------------------------------------------------   -------------------------------------------------------------------------
1.  An individual's           The individual                 5.  Sole proprietorship         The owner(3)
    account                                                      account

2.  Two or more               The actual owner of the        6.  A valid trust,              Legal entity (Do not furnish
    individuals (joint        account or, if combined            estate, or  pension         the identifying number of the
    account)                  funds, the first                   trust                       personal representative or
                              individual on the                                              trustee unless the legal
                              account(1)                                                     entity itself is not
                                                                                             designated in the account
3.  Custodian account of a    The minor(2)                                                   title.)(4)
    minor (Uniform Gift to
    Minors Act)

4.  a.  The usual revocable   The grantor-trustee(1)         7.  Corporate account           The corporation
        saving trust
        account (grantor is
        also trustee)
    b.  So-called trust       The actual owner(1)
        account is not a                                     8.  Association, club,          The organization
        legal or valid                                           religious, charitable,
        trust under State                                        educational or
        law                                                      other tax-exempt
                                                                 organization

                                                             9.  Partnership                 The partnership

                                                             10. A broker or registered      The broker or nominee
                                                                 nominee

                                                             11. Account with the            The public entity
                                                                 Department of Agriculture
                                                                 in the name of a public
                                                                 entity (such as a State
                                                                 or local government,
                                                                 school district, or
                                                                 prison) that receives
                                                                 agricultural program
                                                                 payments
--------------------------------------------------------   -------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number.
(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below). As used herein, the term "holder" means a holder of Original Notes (as defined below), including any participant ("DTC Participant") in the book-entry transfer facility system of The Depository Trust Company ("DTC"), whose name appears on a security position listing as the owner of the Original Notes. As used herein, the term "Certificates" means physical certificates representing Original Notes.

         To participate in the Exchange Offer (as defined below), holders must tender by (a) book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--How to Tender" or (b) forwarding Certificates herewith. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through the Automated Tender Offer Program ("ATOP") of DTC. A holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date (as defined in the Prospectus). DTC will verify such acceptance, execute a book-entry transfer of the tendered Original Notes into the account of State Street Bank and Trust Company (the "Exchange Agent") at DTC and then send to the Exchange Agent a book-entry confirmation (as defined below), including an Agent's Message (as defined below) confirming that DTC has received an express acknowledgment from such holder that such holder has received and agrees to be bound by this Letter of Transmittal and that the Issuer (as defined below) and the Guarantors (as defined below) may enforce this Letter of Transmittal against such holder. The book-entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the book-entry confirmation to the Exchange Agent.

         If the tender is not made through ATOP, Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

         Holders of Original Notes whose Certificates for such Original Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- How to Tender --Guaranteed Delivery Procedures " in the Prospectus.

         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

-----------------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF SERIES A ORIGINAL NOTES TENDERED
-----------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL                PRINCIPAL
                                                     AMOUNT OF           AMOUNT OF SERIES A      NUMBER OF BENEFICIAL
                                                SERIES A ORIGINAL            ORIGINAL                  HOLDERS
     NAME AND ADDRESS OF                              NOTES           NOTES TENDERED (IF LESS     FOR WHICH SERIES A
  REGISTERED HOLDER (PLEASE     CERTIFICATE     TENDERED (IF ALL           THAN ALL ARE             ORIGINAL NOTES
      FILL IN IF BLANK)          NUMBERS*         ARE TENDERED)             TENDERED)**                ARE HELD
-----------------------------------------------------------------------------------------------------------------------
                                               $                     $
                      -------------------------------------------------------------------------------------------------
                                               $                     $
                      -------------------------------------------------------------------------------------------------
                                               $                     $
                      -------------------------------------------------------------------------------------------------
 TOTAL AMOUNT TENDERED                         $                     $
-----------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF SERIES B ORIGINAL NOTES TENDERED
-----------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL                PRINCIPAL
                                                     AMOUNT OF           AMOUNT OF SERIES B      NUMBER OF BENEFICIAL
                                                SERIES B ORIGINAL            ORIGINAL                  HOLDERS
     NAME AND ADDRESS OF                              NOTES           NOTES TENDERED (IF LESS     FOR WHICH SERIES B
  REGISTERED HOLDER (PLEASE     CERTIFICATE     TENDERED (IF ALL           THAN ALL ARE             ORIGINAL NOTES
      FILL IN IF BLANK)          NUMBERS*         ARE TENDERED)             TENDERED)**                ARE HELD
-----------------------------------------------------------------------------------------------------------------------
                                               $                     $
                      -------------------------------------------------------------------------------------------------
                                               $                     $
                      -------------------------------------------------------------------------------------------------
                                               $                     $
                      -------------------------------------------------------------------------------------------------
 TOTAL AMOUNT TENDERED                         $                     $
-----------------------------------------------------------------------------------------------------------------------


*   Need not be completed by book-entry holders.

** All Original Notes held shall be deemed tendered unless a lesser number is specified in this column.
--------------------------------------------------------------------------------

    (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS (DEFINED IN INSTRUCTION
    1) ONLY)

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
                                   --------------------------------------------
    DTC Account Number:
                        -------------------------------------------------------

    Transaction Code Number:
                            ----------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

    Name of Registered Holder:
                               -------------------------------------------------

    Window Ticket Number (if any):
                                  ----------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------

    Name of Institution which Guaranteed Delivery:
                                                   -----------------------------

         If Guaranteed Delivery is to be made by Book-Entry Transfer:

    Name of Tendering Institution:
                                  ----------------------------------------------

    DTC Account Number:
                        --------------------------------------------------------

    Transaction Code Number:
                             ---------------------------------------------------

[ ] CHECK HERE IF ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND
    NON-EXCHANGED OR UNTENDERED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR
    ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
          ----------------------------------------------------------------------

    Address:
            --------------------------------------------------------------------


         Area Code and Telephone Number:                 Contact Person:
                                         ----------------                ------

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Iridium LLC, a Delaware limited liability company ("Iridium"), Iridium Capital Corporation, a Delaware corporation ("Capital," and, together with Iridium, the "Issuers"), Iridium Roaming LLC, a Delaware limited liability company ("Roaming"), and Iridium IP LLC ("IP," and, together with Roaming, the "Guarantors") (i) the above-described aggregate principal amount of the Issuers' 13% Senior Notes due 2005, Series A (the "Series A Original Notes") for a like aggregate principal amount of the Issuers' 13% Senior Notes Due 2005, Series A/EN (the "Series A Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and (ii) the above-described aggregate principal amount of the Issuers' 14% Senior Notes due 2005, Series B (the "Series B Original Notes," and, together with the Series A Original Notes, the "Original Notes") for a like aggregate principal amount of the Issuers' 14% Senior Notes Due 2005, Series B/EN (the "Series B Exchange Notes," and, together with the Series A Exchange Notes, the "Exchange Notes"), which have been registered under the Securities Act, upon the terms and subject to the conditions set forth in (i) the Prospectus dated _________, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and (ii) this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Issuers all right, title and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Issuers and the Guarantors in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Notes to the Issuers together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Original Notes, (ii) present Certificates for such Original Notes for transfer, and to transfer the Original Notes on the books of the Issuers, and (iii) receive for the account of the Issuers all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL NOTES TENDERED HEREBY AND TO ACQUIRE EXCHANGE NOTES ISSUABLE UPON EXCHANGE OF SUCH TENDERED ORIGINAL NOTES, AND THAT, WHEN THE ORIGINAL NOTES ARE ACCEPTED FOR EXCHANGE, THE ISSUERS WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE ORIGINAL NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE ISSUERS, THE GUARANTORS OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE ORIGINAL NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ANY OBLIGATIONS IT MAY HAVE UNDER THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED FURTHER AGREES THAT ACCEPTANCE OF ANY TENDERED ORIGINAL NOTES BY THE ISSUERS AND THE ISSUANCE OF EXCHANGE NOTES IN EXCHANGE THEREFOR SHALL CONSTITUTE PERFORMANCE IN FULL BY THE ISSUERS AND GUARANTORS OF THEIR OBLIGATIONS UNDER THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT AND THAT THE ISSUERS AND GUARANTORS SHALL HAVE NO FURTHER OBLIGATIONS OR LIABILITIES THEREUNDER (EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES). THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Original Notes. The Certificate number(s) of the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Notes than are tendered or accepted for exchange, Certificates of such nonexchanged or untendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described under "The Exchange Offer --How to Tender" in the Prospectus and in the instructions herein will, upon the Issuers' and the Guarantors' acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned, the Issuers and the Guarantors upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuers and the Guarantors may not be required to accept for exchange any of the Original Notes tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, the undersigned hereby directs that the Exchange Notes be delivered to the undersigned at the address shown below the undersigned's signature.

         BY TENDERING ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE ISSUERS OR THE GUARANTORS WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT, (II) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED IS NOT ENGAGED IN, DOES NOT INTEND TO ENGAGE IN AND HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE NOTES, AND (V) IF THE UNDERSIGNED IS A BROKER-DEALER SUCH ORIGINAL NOTES HELD BY IT ARE HELD ONLY AS A NOMINEE AND NOT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES. BY TENDERING ORIGINAL NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF ORIGINAL NOTES WHICH IS A BROKER-DEALER THAT WILL RECEIVE EXCHANGE NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR ORIGINAL NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH ORIGINAL NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH ORIGINAL NOTES WERE ACQUIRED BY SUCH BROKER-DEALER AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

         THE ISSUERS AND THE GUARANTORS HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED IN EXCHANGE FOR ORIGINAL NOTES, WHERE SUCH ORIGINAL NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING THE EARLIER OF (I) 180 DAYS AFTER THE EXPIRATION DATE AND (II) WHEN ALL SUCH EXCHANGE NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. ANY PERSON, INCLUDING ANY PARTICIPATING BROKER-DEALER, WHO IS AN AFFILIATE MAY NOT RELY ON SUCH INTERPRETIVE LETTERS AND MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE TRANSACTION. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER WHO ACQUIRED ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, BY TENDERING SUCH ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE ISSUERS OR THE GUARANTORS OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE ISSUERS AND THE GUARANTORS HAVE AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAVE FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER, OR ANY OF THE ISSUERS OR THE GUARANTORS HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE ISSUERS GIVE SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE NOTES, THEY SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE NOTES OR TO AND INCLUDING THE DATE ON WHICH THE ISSUERS HAVE GIVEN NOTICE THAT THE SALE OF EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers and Guarantors to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby.

         Holders of Original Notes whose Original Notes are accepted for exchange will not receive any interest on such Original Notes, and the undersigned hereby waives the right to receive any interest on such Original Notes in connection with the Exchange Offer.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                               HOLDERS SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 14)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

         Must be signed by the registered holder exactly as name(s) appear(s) on Certificates for the Original Notes hereby tendered or on a security position listing, or by any person authorized to become the registered holder by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Issuers, the Guarantors, the Trustees for the Original Notes or the Exchange Agent to comply with the restrictions on transfer applicable to the Original Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

-
 -------------------------------------------------------------------------------
-
 -------------------------------------------------------------------------------

                            (SIGNATURE OF HOLDER)

Date:                     , 1997
      --------------------
Name:
      --------------------------------------------------------------------------
                                (PLEASE PRINT)

Capacity (full title):
                       ---------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                ------------------------------------------------

Tax Identification or Social Security Number:
                                              ----------------------------------

                            GUARANTEE OF SIGNATURE
                          (SEE INSTRUCTIONS 2 AND 5)

-
 -------------------------------------------------------------------------------
                            (AUTHORIZED SIGNATURE)

Date:                     , 1997
      --------------------
Name of Firm:
              ------------------------------------------------------------------
                                (PLEASE PRINT)

Capacity (full title):
                       ---------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                ------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the Exchange Notes and/or any Original Notes that are not tendered are to be issued in the name of someone other than the registered holder of the Original Notes whose name appears above.

Issue
[ ] Exchange Notes
[ ] Original Notes not tendered

to:
Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                ------------------------------------------------

Tax Identification or Social Security Number:
                                              ----------------------------------

                        SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the Exchange Notes and/or any Original Notes that are not tendered are to be sent to someone other than the registered holder of the Original Notes whose name appears above, or to such registered holder at an address other than that shown above.

Mail
[ ] Exchange Notes
[ ] Original Notes not tendered

to:
Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                ------------------------------------------------

Tax Identification or Social Security Number:
                                              ----------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. BOOK-ENTRY TRANSFER; DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. To tender in the Exchange Offer, holders must tender by (a) forwarding Certificates herewith or (b) book-entry transfer pursuant to the procedures set forth in "The Exchange Offer --How to Tender" in the Prospectus. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through DTC's ATOP system. A holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Original Notes into the Exchange Agent's account at DTC and then send to the Exchange Agent a book-entry confirmation, including an Agent's Message confirming that DTC has received an express acknowledgment from such holder that such holder has received and agrees to be bound by this Letter of Transmittal and that the Guarantors and the Issuers may enforce this Letter of Transmittal against such holder. The book-entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the book-entry confirmation to the Exchange Agent.

         If the tender is not made through ATOP, Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective. The term "book-entry confirmation" means a timely confirmation of a book-entry transfer of Original Notes into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal (including the representations contained herein) and that the Guarantors and the Issuers may enforce the Letter of Transmittal against such participant.

         Holders who wish to tender their Original Notes and (i) whose Certificates for Original Notes are not immediately available, (ii) who cannot deliver their Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on or prior to the Expiration Date, may tender their Original Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under in "The Exchange Offer -- How to Tender" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Issuers and the Guarantors, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Original Notes, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--How to Tender" in the Prospectus.

         The Notice of Guaranteed Delivery must be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent on or prior to the Expiration Date, and must include a guarantee by an Eligible Institution in the form set forth in such notice. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. AN OVERNIGHT DELIVERY SERVICE IS RECOMMENDED OR, IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY ON OR PRIOR TO THE EXPIRATION DATE.

         Neither the Issuers nor the Guarantors will accept any alternative, conditional or contingent tenders. Each tendering holder, by book-entry transfer through ATOP or execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

                 (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Original Notes) of Original Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

                 (ii) such Original Notes are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Original Notes Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Original Notes will be accepted only in the principal amount of $1,000 (1 Original Note) and integral multiples of $1,000 in excess thereof. If less than all the Original Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Original Notes which are to be tendered in the applicable box entitled "Principal Amount of Original Notes Tendered (If Less than All are Tendered)." In such case, a new Certificate for the remainder of the Original Notes that were evidenced by your old Certificate will be sent to the holder of the Original Notes, promptly after the Expiration Date unless the appropriate boxes on this Letter of Transmittal are completed. All Original Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written or facsimile transmission of such notice of withdrawal must be received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn, the aggregate principal amount of Original Notes to be withdrawn and (if Certificates for Original Notes have been tendered) the name of the registered holder of the Original Notes as set forth on the Certificates for the Original Notes, if different from that of the person who tendered such Original Notes. If Certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates, the tendering holder must submit the serial numbers shown on the particular Certificates for the Original Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Notes tendered for the account of an Eligible Institution. If Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth under "The Exchange Offer--How to Tender," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission on or prior to the Expiration Date. Withdrawals of tenders of Original Notes may not be rescinded. Original Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- How to Tender."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuers and the Guarantors, in their sole discretion, whose determination shall be final and binding on all parties. Neither the Issuers, the Guarantors, any affiliates or assigns of the Issuers or the Guarantors, the Exchange Agent nor any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Notes which have been tendered but which are withdrawn on or prior to the Expiration Date will be returned to the holder thereof without cost to such holder promptly after withdrawal.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

         If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Original Notes are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Issuers and the Guarantors, in their sole discretion, of such persons' authority to so act.

         When this Letter of Transmittal is signed by the registered holder of the Original Notes listed and transmitted hereby, no endorsement of Certificates or separate bond powers are required unless Exchange Notes are to be issued in the name of a person other than the registered holder. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder of the Original Notes, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name of the registered holder appears on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Issuers, the Guarantors or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the registered holder, or if Exchange Notes are to be sent to someone other than the registered holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

         7. IRREGULARITIES. The Issuers and the Guarantors will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. The Issuers and the Guarantors reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Issuers or the Guarantors, be unlawful. The Issuers and the Guarantors also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Original Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Issuers' and the Guarantors' interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Issuers, the Guarantors, any Affiliates or assigns of the Issuers or the Guarantors, the Exchange Agent or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Original Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Original Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

         The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Notes. If the Original Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         10. WAIVER OF CONDITIONS. The Issuers and Guarantors reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

         11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchanges.

         Neither the Issuers, the Guarantors, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

         12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificates representing Original Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificates have been followed.

         13. SECURITY TRANSFER TAXES. Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT'S MESSAGE IN LIEU THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

-----------------------------------------------------------------------------------------------------------------------------------
 PAYER'S NAME: STATE STREET BANK AND TRUST COMPANY
-----------------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                        PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND       Social security number OR
                                   CERTIFY BY SIGNING AND DATING BELOW.                            Employer identification number

                                                                                                   --------------------------------
 FORM W-9
                                   ------------------------------------------------------------------------------------------------

 Department of the Treasury        PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:
 Internal Revenue Service
                                   (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting
 PAYER'S REQUEST FOR                   for a number to be issued to me) and
 TAXPAYER
 IDENTIFICATION                    (2) I am not subject to backup withholding either because:  (a) I am exempt from backup
 NUMBER (TIN)                          withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS")
                                       that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                   ------------------------------------------------------------------------------------------------

                                   CERTIFICATION INSTRUCTIONS --  You must cross out item (2)      PART 3 --
                                   above if you have been notified by the IRS that you are
                                   currently subject to backup withholding because of under        Awaiting TIN [ ]
                                   reporting interest or dividends on your tax return.
                                   However, if after being notified by the IRS that you are
                                   subject to backup withholding, you received another
                                   notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                                   THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT
                                   TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
                                   CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                                   SIGNATURE                                DATE
                                            -------------------------------     --------------
                                   NAME (Please Print)
                                                      ----------------------------------------
                                   ADDRESS (Please Print)
                                                         -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

 Signature                                                       Date
          ------------------------------------------------------     -----------

 Name (Please Print)
                    ------------------------------------------------------------

 Address (Please Print)
                       ---------------------------------------------------------

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                      13% SENIOR NOTES DUE 2005, SERIES A
                                      AND
                      14% SENIOR NOTES DUE 2005, SERIES B
                                       OF
                                  IRIDIUM LLC
                          IRIDIUM CAPITAL CORPORATION

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Issuers' 13% Senior Notes due 2005, Series A (the"Series A Notes") and/or 14% Senior Notes due 2005, Series B (the "Series B Notes," and, together with the Series A Notes, the "Original Notes"), are not immediately available, (ii) Original Notes, the Letter of Transmittal and all other required documents cannot delivered to State Street Bank and Trust Company (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on or prior to the Expiration Date. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent on or prior to the Expiration Date. See "The Exchange Offer --How to Tender" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                      STATE STREET BANK AND TRUST COMPANY

BY HAND OR OVERNIGHT DELIVERY:                             BY REGISTERED OR CERTIFIED MAIL:

   State Street Bank and Trust Company                 State Street Bank and Trust Company
      Corporate Trust Department                             Corporate Trust Department
  Two International Plaza, Fourth Floor                         Post Office Box 778
    Boston, Massachusetts 02102-0078                      Boston, Massachusetts 02102-0078

                            NEW YORK DROP LOCATION:

                   State Street Bank and Trust Company, N.A.
                                  61 Broadway
                    Concourse Level, Corporate Trust Window
                            New York, New York 10006

                             FOR INFORMATION CALL:
                                 (800) 531-0368

                            FACSIMILE TRANSMISSIONS:
                                 (617) 664-5371
                          (Eligible Institutions Only)

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to Iridium LLC, a Delaware limited liability company ("Iridium"), Iridium Capital Corporation, a Delaware corporation ( together with Iridium, the "Issuers"), Iridium Roaming LLC, a Delaware limited liability company ("Roaming"), and Iridium IP LLC ("IP," and, together with Roaming, the "Guarantors"), upon the terms and subject to the conditions set forth in the Prospectus dated _____________, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- How to Tender."

Aggregate Principal               Aggregate Principal              Name of Registered Holder:
Amount of Series A Notes          Amount of Series B Notes
Tendered:                         Tendered:                        ------------------------------------
         --------------------              --------------------

                                                                   Address:
Certificate Nos.                  Certificate Nos.                         ----------------------------
(if available):                   (if available):
               --------------                    --------------    ------------------------------------

                                                                   Area Code and Telephone Number:

                                                                   -----------------------------------


If Original Notes will be tendered by book-entry transfer, provide the following information:

Signature:
          ----------------------------------------------------------------------

DTC Account Number:
                   -------------------------------------------------------------

Date:
     ---------------------------------------------------------------------------

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Original Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Notes, to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Letters of Transmittal (or Agent's Message in lieu thereof) and the Original Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm:
              ------------------------------------------------------------------

Authorized Signature:
                      ----------------------------------------------------------
                                                   (Title)

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                ------------------------------------------------

Date:
      --------------------------------------------------------------------------

NOTE: DO NOT SEND ORIGINAL NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF ORIGINAL NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9



HOW TO GET A TIN

If you don't have a taxpayer identification number (a "TIN"), apply for one immediately. To apply, get Form SS-5, Application for a Social Security Number Card (for individuals), from you local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from you local IRS office.

If you do not have a TIN, write "Applied For" in the space for the TIN in Part 1, sign and date the form, and give it to the requester. Generally, you will then have 60 days to get a TIN and give it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

NOTE: Writing "Applied For' on the form means that you have already applied for a TIN or that you intend to apply for one soon.

As soon as you receive your TIN, complete a Form W-9, include your TIN, sign and date the form, and give it to the requester.

SPECIFIC INSTRUCTIONS

NAME. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter you first name, the last name shown on your social security card, and your new last name.

SOLE PROPRIETOR. You must enter your individual name (enter either your social security number ("SSN") or your employer identification number ("EIN") in Part
1). You may also enter your business name or "doing business as" name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your EIN on Form SS-4.

PART I -- TIN

You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter either your SSN or your EIN. Also see the chart on the attached page for further clarification of TIN and name combinations. If you do not have a TIN, follow the instructions under "How to Get a TIN" above.

PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in Part II, and sign and date the form.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

Payees exempt from backup withholding on payments made in connection with the Exchange Offer include:

(i)      a corporation;

(ii) an organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement account, or a custodial account under Section 403(b)(7) of the Code;

(iii)    the United States or any of its agencies or instrumentalities;

(iv) a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

(v) a foreign government or any of its political subdivisions, agencies or instrumentalities;

(vi) an international organization or any of its agencies or instrumentalities;

(vii)    a foreign central bank of issue;

(viii) a dealer in securities or commodities required to register in the United States or a possession of the United States;

(ix) a futures commission merchant registered with the Commodity Futures Trading Commission;

(x)      a real estate investment trust;

(xi) an entity registered at all times during the tax year under the Investment Company Act of 1940;

(xii) a common trust fund operated by a bank under Section 584(a) of the Code;

(xiii)   a financial institution; or

(xiv) a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

PRIVACY ACT NOTICE -- Section 6109 requires you to give your TIN to persons who must report certain payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the requester.

--------------------------------------------------------      -------------------------------------------------------------------
                             GIVE THE                                                             GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:    SOCIAL SECURITY                  FOR THIS TYPE OF ACCOUNT:           IDENTIFICATION
                             NUMBER OF--                                                          NUMBER OF--
--------------------------------------------------------      -------------------------------------------------------------------
1. An individual's           The individual                   5.  Sole proprietorship             The owner(3)
   account                                                        account

2. Two or more               The actual owner of the          6.  A valid trust, estate, or       Legal entity (Do not furnish the
   individuals (joint        account or, if combined              pension trust                   identifying number of the
   account)                  funds, the first individual                                          personal representative or
                             on the account(1)                                                    trustee unless the legal entity
                                                                                                  itself is not designated in the
                                                                                                  account title.)(4)

3. Custodian account         The minor(2)
   of a minor (Uniform
   Gift to Minors Act)

4. a. The usual revocable    The grantor-trustee(1)           7.  Corporate account               The corporation
      saving trust account
      (grantor is
      also trustee)

   b. So-called trust        The actual owner(1)
      account is not a legal
      or valid trust under
      State law
                                                              8.  Association, club,              The organization
                                                                  religious, charitable,
                                                                  educational or other
                                                                  tax-exempt organization

                                                              9.  Partnership                     The partnership

                                                              10. A broker or registered          The broker or nominee
                                                                  nominee

                                                              11. Account with the Department     The public entity
                                                                  of Agriculture in the name of
                                                                  a public entity (such as a
                                                                  State or local government,
                                                                  school district, or prison)
                                                                  that receives agricultural
                                                                  program payments
---------------------------------------------------------------------------------------------------------------------------------

 (1) List first and circle the name of the person whose number you furnish.

 (2) Circle the minor's name and furnish the minor's social security number.

 (3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number.

 (4) List first and circle the name of the legal trust, estate or pension trust.

  NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.